Trade and other receivables (Tables)	12 Months Ended
Dec. 31, 2025
Trade and other receivables
Trade and other receivables

	2025	2024
	$'m	$'m
Non-current
Accrued revenue and lease incentive	2.0	73.5
Other tax receivables	—	5.6
Payment in advance for property, plant and equipment	22.2	24.6
Deferred consideration(a)	89.3	—
Withholding tax receivables	22.3	14.9
Contingent consideration receivable(b)	—	2.4
	135.8	121.0
Current
Trade receivables	119.6	237.2
Less: allowance for expected credit losses	(12.1)	(16.3)
Net trade receivables(c)	107.5	220.9
Other receivables(d)	33.4	44.4
Prepaid land rent	2.1	0.8
Other prepaid expenses	9.2	14.5
Advance payments	12.4	10.9
Withholding tax receivables(e)	10.1	10.3
VAT receivables	6.7	10.0
Contingent consideration receivable(b)	—	1.6
	181.4	313.4
(a)	Deferred consideration relates to the vendor loan notes, including accrued interest, issued on the disposal of IHS Rwanda (refer to note 31 for further details).
(b)	Receivable on the I-Systems acquisition.
(c)	The fair value is equal to their carrying amount.
(d)	Included in other receivables are short-term fixed deposits which are not classified as cash and cash equivalents as it exceeds the three-month maturity period.
(e)	Withholding tax receivables are assessed for recoverability based on a five year cash flow projection and an analysis of the utilization of withholding tax balances in settlement of future income tax liabilities. Effective from January 1, 2025, revenue tax withheld by customers in Nigeria with respect to colocation and telecommunication tower services decreased from 10% to 2%. Following this change in regulation, previously impaired revenue withholding tax receivables are reassessed each period to identify which could be utilized in settlement of future tax liabilities which can result in the reversal of previously impaired revenue withholding tax receivables (see note 8).